UBS Investment Trust	Prospectus/SAI Supplement

UBS U.S. Allocation Fund

Supplement to the prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”), each dated December 29, 2011, as supplemented

September 14, 2012

Dear Investor,

The purpose of this supplement is to update information related to the portfolio management team responsible for UBS U.S. Allocation Fund (the “fund”), a series of UBS Investment Trust. Effective as of the close of business on September 14, 2012, David Buckle will no longer serve as a portfolio manager for the fund. Therefore, effective as of the close of business on September 14, 2012, all references to Mr. Buckle in the Prospectus and SAI are deleted.

UBS Global Asset Management (Americas) Inc. will continue to serve as the fund’s investment advisor, and there are no other changes to the fund’s portfolio management team.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-593